                     STATEMENT REGARDING ASSUMPTIONS AS TO
                     -------------------------------------
              SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION
              ---------------------------------------------------

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear, Stearns & Co. Inc., Banc of America Securities LLC and Prudential Securities Incorporated (each, an "Underwriter"), not as agents for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness.

The Information is illustrative and is not intended to predict actual results, which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results will vary, and may vary significantly, depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary, making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement (the "Offering Documents"), including the risk factors described therein, and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the information.

Any pricing estimates an Underwriter has supplied at your request (a) represents its view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value the Underwriter assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that the Underwriters believe are reliable, but the Underwriters do not guarantee the accuracy of the underlying data or computations based thereon. The Underwriters and/or individuals thereof may have positions in these securities (and/or in the collateral underlying these securities) while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. Each Underwriter acts as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. An Underwriter shall not be a fiduciary or advisor unless it has agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from an Underwriter.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the issuer, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Banc of America Securities LLC and Prudential Securities Incorporated each disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                              New Issue Term Sheet

                                    CAPITAL
                                       LeaseFunding

                                  $328,089,000
                      Guaranteed Lease-Backed Certificates
                                BSCMS 1999-CLF1

                        Rated Aaa (Moody's) / AAA (S&P)

                                MBIA Guaranteed
                                ----

Class    Approx. Size (face)  Coupon   Anticipated          Base    Expected Final     Principal        Credit       Guaranty
                                         Ratings            Case       Maturity      Payment Window     Support
                                          S&P/              WAL
                                         Moody's          (years)
---------------------------------------------------------------------------------------------------------------------------
A-1            $ 29,702,000   [6.53%]    AAA/Aaa             2.0      May 2003              1 - 46         16.50%    MBIA
---------------------------------------------------------------------------------------------------------------------------
A-2              25,489,000   [6.81%]    AAA/Aaa             5.0      Sep 2005             46 - 74         16.50%    MBIA
---------------------------------------------------------------------------------------------------------------------------
A-3             112,213,000   [7.14%]    AAA/Aaa            10.0      Sep 2012            74 - 158         16.50%    MBIA
---------------------------------------------------------------------------------------------------------------------------
A-4             160,685,000    [WAC]     AAA/Aaa            16.3      Aug 2018           158 - 229         16.50%    MBIA
---------------------------------------------------------------------------------------------------------------------------


All dollar amounts are approximate; all collateral information is preliminary and subject to change.

 Bear Stearns       Banc of America Securities LLC      Prudential Securities

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the issuer, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Banc of America Securities LLC and Prudential Securities Incorporated each disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

Collateral Pool

 BSCMS 1999-CLF1 is a securitization of approximately $393 million of loans backed by corporate or U.S. Postal Service lease obligations and by liens on related property.

 These loans will be sold into BSCMS 1999-CLF1 by two firms:

 .  Capital Lease Funding (CLF) will contribute ~$342mm loans secured by corporate lease obligations. Lease obligors are 95% investment-grade credits. . Bedford Capital Funding will contribute ~$51mm loans secured by leases to the
   United States Postal Service ("USPS").

Transaction Structure & MBIA Guaranty

 These loans collateralize sequential-pay certificates issued by BSMCS 1999-CLF1. Classes A-1, A-2, A-3 and A-4, are guaranteed by MBIA:

 .   Subordination provides credit enhancement to Classes A-1 through A-4.
    -------------

 .   Stand-alone AAA risk. Absent the MBIA guaranty, Classes A-1 through A-4
    --------------------
    would still receive ratings of Aaa (Moody's) and AAA (S&P).

 .   MBIA guaranty. Financial guaranty from MBIA provides: (i) an unconditional
    -------------
    guaranty for timely payments of interest, (ii) a limited guaranty for the timely payment of principal and (iii) an unconditional guaranty for the ultimate payment of principal to Classes A-1 through A-4.

Underlying U.S. Postal Service and Corporate Credits/1/

Rating of lessee, guarantor, or                                    Group
parent corporation [4]             % of pool                   % of pool
------------------------------------------------------------------------
U.S. Postal Service [2]               12.95%                      12.95%
Corporate AA                                                      15.00%
AA                                    8.40%
AA-                                   6.60%
Corporate A                                                       48.17%
A+                                   13.59%
A                                    32.33%
CP A-2                                2.25%
Corporate BBB                                                     19.25%
BBB+                                  6.45%
BBB                                  10.05%
BBB-                                  2.75%
Below investment grade                                             4.63%
(estimated) [3]

------------------------------------------------------------------------
Total                               100.00%                      100.00%


--------------------------------------------------------------------------------
Lessee/Guarantor                              % of pool            Rating
--------------------------------------------------------------------------------
United States Postal Service                    12.95%               [2]
Royal Ahold (Stop & Shop, etc.)                 10.14%                A
CVS Corporation                                  9.43%                A
Rite Aid Corporation                             8.12%               BBB
Walgreen Co.                                     6.98%                A+
Eckerd Corporation [4]                           6.45%               BBB+
Home Depot U.S.A. Inc. [4]                       5.93%                AA-
Chase Manhattan Mortgage Corp. [4]               5.80%                A+
Middlesex Mutual Assurance Company [5]           5.11%                AA
American Stores Company                          4.41%                A
J. Sainsbury PLC                                 4.24%                A
Lowe's Companies. Inc.                           4.12%                A
Wal-Mart Stores, Inc.                            3.05%                AA
Winn-Dixie Stores, Inc.[6]                       2.25%              CP A-2
Hoyts Cinemas Limited                            2.19%               [3]
Accor S.A.                                       1.93%               BBB
Bed Bath & Beyond, Inc.                          1.92%               BBB-
Circuit City Stores, Inc.                        1.92%               [3]
Nash Finch Company                               0.83%               BBB-
International Business Machines Corp.            0.81%                A+
LaSalle Bank National Association                0.67%                AA-
Sterling Jewelers, Inc.                          0.52%                BB+
McDonald's Corporation                           0.25%                AA



[1] Ratings based upon S&P publicly available long-term unsecured ratings as of July 1999 except [2] United States Postal Service has no public rating, loan seller estimates it is investment grade, [3] Hoyts Cinemas and Circuit City have no public rating, loan seller estimates that these credits are below investment grade, [4] rating of lessee's parent company (not a guarantor), [5] financial strength rating (addresses ability to pay insurance claims, not general corporate obligations) and [6] commercial paper rating.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the issuer, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Banc of America Securities LLC and Prudential Securities Incorporated each disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

Transaction Structure


 Sequential Pay       Approx. Size          Credit Support       Anticipated    Coupon       Base     Expected Final      Princ.
 Certificates            (face)                                    Ratings                 Case WAL      Maturity      Paym't Window
                                                                    S&P/
                                                                   Moody's
------------------------------------------------------------------------------------------------------------------------------------
                                       Subordination   Guaranty
-----------------------------------------------------------------------------------------------------------------------------------

Class A Certificates - publicly offered, guaranteed

A-1                     $ 29,702,000      16.50%         MBIA     AAA / Aaa     [6.53%]        2.0     May 2003               1-46
A-2                       25,489,000      16.50%         MBIA     AAA / Aaa     [6.81%]        5.0     Sep 2005              46-74
A-3                      112,213,000      16.50%         MBIA     AAA / Aaa     [7.14%]       10.0     Sep 2012             74-158
A-4                      160,685,000      16.50%         MBIA     AAA / Aaa      [WAC]        16.3     Aug 2018            158-229

Subordinate and Interest-Only Certificates - privately offered, not guaranteed
B                         16,699,000      12.25%         none     AA / Aa2     [WAC / %]      19.3     Apr 2019            229-237
C                         15,717,000       8.25%         none      A / A2      [WAC / %]      20.7     Jan 2021            237-260
D                         25,540,000       1.75%         none     BBB / NR     [WAC / %]      22.6     Apr 2023            260-287
E                          3,929,000       0.75%         none      BB / NR     [WAC / %]      24.1     Nov 2023            287-293
F                          2,947,438        -0-          none      B / NR      [WAC / %]      25.0     Apr 2024            293-346
X (IO)                   392,921,438      16.50%         none    AAAr / Aaa   [WAC based]     13.5     Apr 2024              n/a
                           (notional)
------------------------------------------------------------------------------------------------------------------------------------


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the issuer, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Banc of America Securities LLC and Prudential Securities Incorporated each disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

Transaction Terms

Issuer                     BSCMS Series 1999-CLF1 (the "Trust").

Underwriters               Bear, Stearns & Co. Inc. (lead & sole book-running
                           manager)
                           Banc of America Securities LLC (co-lead manager)
                           Prudential Securities Incorporated (co-manager)

Loan Sellers               Capital Lease Funding, L.P. and Bedford Capital
                           Funding Corporation

Trustee                    LaSalle Bank N.A.

Fiscal Agent               ABN AMRO Bank N.V.

Master & Special Servicer  Midland Loan Services, Inc. will service the loans as
                           Master and Special Servicer.

Certificates               The Trust will issue five classes of Series 1999-CLF1
                           senior certificates (namely, the Class A-1, Class A-
                           2, Class A-3, Class A-4 and Class X Certificates (the
                           "Senior Certificates")). The Trust will also issue five classes of subordinate certificates (namely, the Class B, Class C, Class D, Class E and Class F
                           Certificates (the "Subordinate Certificates") and two classes of tax residual certificates ("Residual
                           Certificates" and, with the Senior Certificates and Subordinate Certificates, the "Certificates").

Form of Registration       The Class A Certificates will be in book-entry form,
                           same day funds through DTC.

Class A Denominations      $10,000 minimum denomination and any whole dollar
                           denomination in excess thereof.

Cutoff Date                July 15, 1999.

Settlement                 August __, 1999.

Payment Date               The Payment Date is anticipated to be the 19th of
                           each month (or next succeeding business day), commencing August 19, 1999.

Interest Interest will accrue on the Certificates at fixed rates on a 30/360 basis during the month prior to the month of the related Payment Date.

Principal                  The Class A Certificates will receive principal in
                           sequential numerical order (if the balance of all Subordinate Certificates has been reduced to zero, principal will be distributed pro rata).

                           No principal will be payable on the Subordinate Certificates until the Class A Certificates have been reduced to zero. Voluntary principal prepayments will be distributed among the Class A Certificates, pro rata.

Prepayment Premiums        Prepayment premiums on the loans will be distributed
                           to each class of certificates receiving a voluntary prepayment using a "base interest fraction methodology" as described in the Prospectus
                           Supplement. Remaining prepayment premiums will be distributed to Class X.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the issuer, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Banc of America Securities LLC and Prudential Securities Incorporated each disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

Advances The Master Servicer will be required to advance delinquent loan payments, subject to a recovery determination. The Trustee and Fiscal Agent will make such required advances if the Master Servicer fails to do so, subject to a recovery determination. The Master Servicer also has comprehensive advancing obligations intended to prevent a lease termination or abatement.

MBIA Guaranty:

 Timely interest
 (unconditional)          MBIA will unconditionally guaranty timely payment of
                          interest to each of the Class A Certificates.

 Timely principal
 (limited)                MBIA will provide a limited guaranty for the  timely
                                                                        ------
                          payment of principal to the Class A Certificates (and
                          an unconditional guaranty for the ultimate payment of
                          principal, below).                --------

                          In the event of a default, MBIA will guaranty timely payment of principal as follows:

                          .  The "date of resolution" refers to the
                             ------------------------
                             distribution date immediately following final resolution of a loan that has gone into default. Upon this date:
                             -   servicer advances with respect to the
                                 defaulted loan are repaid,
                             - net principal recovery is available to the Trust in cash, and
                             -   losses are allocated to the junior-most
                                 outstanding bond class (in an amount equal to remaining scheduled balance less net principal recovery).


                          .  Up to and including the date of resolution,
                             ------------------------------------------
                             payments of principal and interest will be advanced by the servicer (subject to the servicer's determination of recoverability - for limitations on advancing, see "Advances" above and the offering documents).

                          .  Upon resolution, the Trustee will hold the net
                             ---------------
                             principal recovery. MBIA will guarantee that the net principal recovery will ultimately be delivered to the Trust.

                          .  Following the date of resolution, the Trustee
                             --------------------------------
                             will apply the net principal recovery to pay to the Class A Certificates scheduled principal that would have been due under the loan had the loan not defaulted (along with interest at the Class A Certificates' coupon rates).

                             The Trustee will continue to deliver these payments until either (i) it has exhausted the net principal recovery (or is required to accelerate repayment to the Trust of the net principal recovery, see below) or (ii) the Class A Certificates are fully repaid.

                          .  Upon retirement of the Class A Certificates, the
                             -------------------------------------------
                             Trustee will release any
                             remaining net principal recovery for payment of principal to the Subordinate Classes.

                          .  Under no circumstances will the Trustee accept
                             ----------------------
                             or continue to hold net principal recoveries
                             (secured by MBIA's guarantee) if holding such

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the issuer, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Banc of America Securities LLC and Prudential Securities Incorporated each disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                              recoveries would cause the Class A Certificates to be downgraded. In this event, the Trustee (i) will not receive the net principal recovery and
                              (ii) will immediately accelerate payment to the Trust of all unamortized net principal recoveries. Any such amounts will be distributed as principal.

 Ultimate principal
 (unconditional)          MBIA will unconditionally guaranty ultimate payment of
                          principal to each of the Class A Certificates. To the extent that the loan collateral proves insufficient to repay any principal balance of the Class A
                          Certificates, MBIA will pay the difference (on or before the rated final distribution date).

Subordination             Losses will be applied first to the Subordinate
                          Certificates, in reverse alphabetical order, until the principal balance of each class of Subordinate
                          Certificates has been reduced to zero. Remaining losses will ultimately be covered by the MBIA guaranty.

ERISA                     The Class A Certificates will be ERISA eligible.

SMMEA                     The Class A Certificates will not be SMMEA eligible.
                                                        ---


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the issuer, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Banc of America Securities LLC and Prudential Securities Incorporated each disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                     STATEMENT REGARDING ASSUMPTIONS AS TO
                     -------------------------------------
              SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION
              ---------------------------------------------------

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear, Stearns & Co. Inc., Banc of America Securities LLC and Prudential Securities Incorporated, not as agents for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness.

The Information is illustrative and is not intended to predict actual results, which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results will vary, and may vary significantly, depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary, making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the offering documents, including the risk factors described therein, and the then current version of the Information. Offering documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for offering documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the information.

Any pricing estimates Bear, Stearns & Co. Inc., Banc of America Securities LLC or Prudential Securities Incorporated has supplied at your request (a) represents its view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value it assigns any such security while in its inventory, and may not take into account the size of a position you have in the security and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that Bear, Stearns & Co. Inc., Banc of America Securities LLC and Prudential Securities Incorporated believe are reliable, but the they do not guarantee the accuracy of the underlying data or computations based thereon. Bear, Stearns & Co. Inc., Banc of America Securities LLC and Prudential Securities Incorporated and/or individuals thereof may have positions in these securities (and/or in the collateral underlying these securities) while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. Bear, Stearns & Co. Inc., Banc of America Securities LLC and Prudential Securities Incorporated each act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Neither Bear, Stearns & Co. Inc., Banc of America Securities LLC nor Prudential Securities Incorporated shall be a fiduciary or advisor unless it has agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by offering documents when required by law, in which event you may obtain such offering documents from Bear, Stearns & Co. Inc., Banc of America Securities LLC or Prudential Securities Incorporated.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to definitive offering documents, prepared by the issuer, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such offering documents. Any decision to invest in such securities should be made only after reviewing such offering documents. Bear, Stearns & Co. Inc., Banc of America Securities LLC and Prudential Securities Incorporated disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                              New Issue Term Sheet

                                    CAPITAL
                                       LeaseFunding

                                  $392,921,438
                      Corporate Lease-Backed Certificates
                                BSCMS 1999-CLF1

Class    Approx. Size (face)   Coupon    Anticipated   Base      Expected Final
                                           Ratings     Case         Maturity
                                            S&P/        WAL
                                           Moody's    (years)

-------------------------------------------------------------------------------
Class A Certificates - offered publicly
-------------------------------------------------------------------------------
A-1            $ 29,702,000    [6.53%]   AAA / Aaa     2.0           May 2003
-------------------------------------------------------------------------------
A-2              25,489,000    [6.81%]   AAA / Aaa     5.0           Sep 2005
-------------------------------------------------------------------------------
A-3             112,213,000    [7.14%]   AAA / Aaa    10.0           Sep 2012
-------------------------------------------------------------------------------
A-4             160,685,000    [WAC]     AAA / Aaa    16.3           Aug 2018
-------------------------------------------------------------------------------
Subordinate and Interest-Only Certificates - offered privately
-------------------------------------------------------------------------------
B                16,699,000   [WAC / %]   AA / Aa2    19.3           Apr 2019
-------------------------------------------------------------------------------
C                15,717,000   [WAC / %]    A / A2     20.7           Jan 2021
-------------------------------------------------------------------------------
D                25,540,000   [WAC / %]   BBB / NR    22.6           Apr 2023
-------------------------------------------------------------------------------
E                 3,929,000     [6.00%]    BB / NR    24.1           Nov 2023
-------------------------------------------------------------------------------
F                 2,947,438     [6.00%]    B / NR     25.0           Apr 2024
-------------------------------------------------------------------------------
X               392,921,438      WAC     AAAr / Aaa   13.5           Apr 2024
                 (notional)
-------------------------------------------------------------------------------


                 Princ.         Credit        Guaranty
Class             Pay           Support
                 Window
--------------------------------------------------------------
Class A Certificates - offered pubicly
--------------------------------------------------------------
A-1                1-46          16.50%        MBIA
--------------------------------------------------------------
A-2               46-74          16.50%        MBIA
--------------------------------------------------------------
A-3              74-158          16.50%        MBIA
--------------------------------------------------------------
A-4             158-229          16.50%        MBIA
--------------------------------------------------------------
Subordinate and Interest-Only Certificates - offered privately
--------------------------------------------------------------
B               229-237          12.25%        none
--------------------------------------------------------------
C               237-260           8.25%        none
--------------------------------------------------------------
D               260-287           1.75%        none
--------------------------------------------------------------
E               287-293           0.75%        none
--------------------------------------------------------------
F               293-346            -0-         none
--------------------------------------------------------------
X                 n/a            16.50%        none
--------------------------------------------------------------

 All dollar amounts are approximate; all collateral information is preliminary and subject to change.

   Bear Stearns    Banc of America Securities LLC    Prudential Securities

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to definitive offering documents, prepared by the issuer, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such offering documents. Any decision to invest in such securities should be made only after reviewing such offering documents. Bear, Stearns & Co. Inc., Banc of America Securities LLC and Prudential Securities Incorporated disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

Collateral Pool: Over 95% U.S. Postal Service or Investment-Grade Corporate

BSCMS 1999-CLF1 will be a securitization of approximately $393 million of loans backed by corporate or U.S. Postal Service lease obligations and by first mortgage liens on related property.

These loans will be sold into BSCMS 1999-CLF1 by two firms:

 .  Capital Lease Funding (CLF) will contribute ~$342mm loans secured by corporate lease obligations. Lease obligors are 95% investment-grade credits. . Bedford Capital Funding will contribute ~$51mm loans secured by leases to the
   United States Postal Service ("USPS").

Sequential Transaction Structure

These loans will collateralize certificates issued by BSMCS 1999-CLF1.

 . Sequential structure. Principal, other than voluntary prepayments, will be paid sequentially, starting with Class A-1 and ending with Class F. Voluntary prepayments will be paid pro rata to Class A and sequentially thereafter. Losses will be applied in reverse alphabetical order.

 . Credit wrap. Classes A-1 through A-4 will be guaranteed by MBIA. Absent the MBIA guaranty, Classes A-1 through A-4 would still receive AAA/Aaa ratings.

 . Single pool-level IO. Class X will be a WAC-based interest-only bond stripped off of the entire collateral pool.


Underlying U.S. Postal Service and Corporate Credits/1/

Rating of lessee, guarantor, or                                    Group
parent corporation [4]             % of pool                   % of pool
------------------------------------------------------------------------
U.S. Postal Service [2]               12.95%                      12.95%
Corporate AA                                                      15.00%
AA                                    8.40%
AA-                                   6.60%
Corporate A                                                       48.17%
A+                                   13.59%
A                                    32.33%
CP A-2                                2.25%
Corporate BBB                                                     19.25%
BBB+                                  6.45%
BBB                                  10.05%
BBB-                                  2.75%
Below investment grade                                             4.63%
(estimated) [3]

------------------------------------------------------------------------
Total                               100.00%                      100.00%


--------------------------------------------------------------------------------
Lessee/Guarantor                              % of pool            Rating
--------------------------------------------------------------------------------
United States Postal Service                    12.95%               [2]
Royal Ahold (Stop & Shop, etc.)                 10.14%                A
CVS Corporation                                  9.43%                A
Rite Aid Corporation                             8.12%               BBB
Walgreen Co.                                     6.98%                A+
Eckerd Corporation [4]                           6.45%               BBB+
Home Depot U.S.A. Inc. [4]                       5.93%                AA-
Chase Manhattan Mortgage Corp. [4]               5.80%                A+
Middlesex Mutual Assurance Company [5]           5.11%                AA
American Stores Company                          4.41%                A
J. Sainsbury PLC                                 4.24%                A
Lowe's Companies. Inc.                           4.12%                A
Wal-Mart Stores, Inc.                            3.05%                AA
Winn-Dixie Stores, Inc.[6]                       2.25%              CP A-2
Hoyts Cinemas Limited                            2.19%               [3]
Accor S.A.                                       1.93%               BBB
Bed Bath & Beyond, Inc.                          1.92%               BBB-
Circuit City Stores, Inc.                        1.92%               [3]
Nash Finch Company                               0.83%               BBB-
International Business Machines Corp.            0.81%                A+
LaSalle Bank National Association                0.67%                AA-
Sterling Jewelers, Inc.                          0.52%                BB+
McDonald's Corporation                           0.25%                AA

[1] Ratings based upon S&P publicly available long-term unsecured ratings as of July 1999 except [2] United States Postal Service has no public rating, loan seller estimates it is investment grade, [3] Hoyts Cinemas and Circuit City have no public rating, loan seller estimates that these credits are below investment grade, [4] rating of lessee's parent company (not a guarantor), [5] financial strength rating (addresses ability to pay insurance claims, not general corporate obligations) and [6] commercial paper rating.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to definitive offering documents, prepared by the issuer, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such offering documents. Any decision to invest in such securities should be made only after reviewing such offering documents. Bear, Stearns & Co. Inc., Banc of America Securities LLC and Prudential Securities Incorporated disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

Transaction Terms

Issuer                     BSCMS Series 1999-CLF1 (the "Trust").

Managers Bear, Stearns & Co. Inc. (lead & sole book-running manager).
                           Banc of America Securities LLC (co-lead manager). Prudential Securities Incorporated (co-manager).

Loan Sellers               Loan Sellers Capital Lease Funding, L.P. and
                           Bedford Capital Funding Corporation

Trustee                    LaSalle Bank N.A.

Fiscal Agent               ABN AMRO Bank N.V.

Master & Special Servicer  Midland Loan Services, Inc. will service the loans as
                           Master and Special Servicer.

Certificates               The Trust will issue five classes of Series
                           1999-CLF1 senior certificates (namely, the Class
                           A-1, Class A-2, Class A-3, Class A-4 and Class X
                           Certificates (the "Senior Certificates")). The Trust will also issue five classes of subordinate certificates (namely, the Class B, Class C, Class D,
                           Class E and Class F Certificates (the "Subordinate
                           Certificates") and two classes of tax residual certificates ("Residual Certificates" and, with the Senior Certificates and Subordinate Certificates, the
                           "Certificates").

Form of Registration       Book-entry form, same day funds through DTC.

Denominations              $100,000 minimum denomination for the Subordinate
                           Certificates and any whole dollar denomination in excess thereof. $1,000,000 notional amount minimum denomination for the Class X Certificates and any whole dollar denomination in excess thereof.

Cutoff Date                July 15, 1999.

Settlement                 August __, 1999.

Payment Date               The Payment Date is anticipated to be the 19th of
                           each month (or next succeeding business day), commencing August 19, 1999.

Interest Interest will accrue on the Certificates at fixed rates (or a WAC-based rate in the case of the Class X Certificates) on a 30/360 basis during the month prior to the month of the related Payment Date. Interest will be paid on the Certificates in sequential alphabetical order, except for the Class X Certificates which will receive their interest pro rata with the Class A Certificates.

Principal                  The Certificates will receive principal in
                           sequential alphabetical order. No principal will be payable on the Subordinate Certificates until the Senior Certificates have been reduced to zero. The
                           Class X Certificates do not have a principal balance and will not be entitled to payments of principal.
                           Voluntary principal prepayments on the loans will be distributed on the Class A Certificates, pro rata, and on the Subordinate Certificates sequentially.

Subordination              Losses will be applied first to the Subordinate
                           Certificates, in reverse alphabetical order, until the principal balance of each class of Subordinate
                           Certificates has been reduced to zero. Losses will then be applied to the Senior Certificates, pro rata.

Prepayment Premiums        Prepayment premiums on the loans will be distributed
                           to each Class of Certificates receiving a voluntary prepayment, other than Classes E and F, using a "base interest fraction methodology" as described in the offering documents.

Advances The Master Servicer will be required to advance delinquent loan payments, subject to a recovery determination. The Trustee and Fiscal Agent will make such required

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to definitive offering documents, prepared by the issuer, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such offering documents. Any decision to invest in such securities should be made only after reviewing such offering documents. Bear, Stearns & Co. Inc., Banc of America Securities LLC and Prudential Securities Incorporated disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           advances if the Master Servicer fails to do so, subject to a recovery determination. The Master Servicer also has comprehensive advancing obligations intended to prevent a lease termination or abatement, as more fully described on page 8 herein.

Appraisal Reductions       If a loan becomes more than 60 days delinquent or
                           becomes REO or the Special Servicer materially modifies a loan, the Special Servicer will obtain an appraisal on the property. Advances of delinquent interest to the most subordinate class will be reduced to the extent of the interest on the "Appraisal Reduction Amount." The "Appraisal
                           Reduction Amount" will generally be equal to the difference between (a) the scheduled balance of the loan plus any unpaid advances outstanding and other amounts payable with respect thereto and (b) an amount equal to 90% of the appraisal value of the property.

MBIA Guaranty:

                           MBIA guarantees payments of interest and principal to the Class A Certificates. The Subordinate and Class X
                                                     ---------------------------
                           Certificates are not guaranteed by MBIA. As described
                           ---------------------------------------
                           below, in certain circumstances following a default and recovery of principal, the Trustee may hold cash for the benefit of the Trust pursuant to the MBIA guaranty.

                           See the offering documents for a more detailed description of the MBIA guaranty.

 Timely interest
 (unconditional)           MBIA will unconditionally guaranty timely payment
                           of interest to each of the Class A Certificates.

 Timely principal
 (limited)                 MBIA will provide a limited guaranty for the  timely
                                                                         ------
                           payment of principal to the Class A Certificates (and
                           an unconditional guaranty for the ultimate payment of
                                                             --------
                           principal, below).


                           In the event of a default, MBIA will guarantee timely payment of principal as follows:

                           .  The "date of resolution" refers to the
                              ------------------------
                              distribution date immediately following final resolution of a loan that has gone into default. Upon this date:

                           - servicer advances with respect to the defaulted loan are repaid,
                           - net principal recovery is available to the Trust in cash, and
                           -  losses are allocated to the junior-most
                              outstanding bond class (in an amount equal to remaining scheduled balance less net principal recovery).

                           .  Up to and including the date of resolution,
                              ------------------------------------------
                              payments of principal and interest will be advanced by the servicer (subject to the servicer's determination of recoverability - for limitations on advancing, see "Advances" above and the offering documents).

                           .  Upon resolution, the Trustee will hold the net
                              ---------------
                              principal recovery. MBIA will guarantee that the net principal recovery will ultimately be delivered to the Trust.

                           .  Following the date of resolution, the Trustee
                              --------------------------------
                              will apply the net principal recovery to pay the Class A Certificates scheduled principal that would have been due under the loan had the loan not defaulted (along with interest at the Class A Certificates' coupon rates).

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to definitive offering documents, prepared by the issuer, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such offering documents. Any decision to invest in such securities should be made only after reviewing such offering documents. Bear, Stearns & Co. Inc., Banc of America Securities LLC and Prudential Securities Incorporated disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                    The Trustee will continue to deliver these payments until either (i) it has exhausted the net principal recovery (or is required to accelerate repayment to the Trust of the net principal recovery, see below) or (ii) the Class A Certificates are fully repaid.

                    .  Upon retirement of the Class A Certificates, the
                       -------------------------------------------
                       Trustee will release any remaining net principal recovery for payment of principal to the Subordinate Classes.

                    .  Under no circumstances will the Trustee accept or
                       ----------------------
                       continue to hold net principal recoveries (secured by MBIA's guaranty) if holding such recoveries would cause the Class A Certificates to be downgraded. In this event, the Trustee (i) will not receive the net principal recovery and (ii) will immediately accelerate payment to the Trust of all unamortized net principal recoveries. Any such amounts will be distributed as principal.

 Ultimate principal
 (unconditional)    MBIA will unconditionally guaranty ultimate payment of
                    principal to each of the Class A Certificates. To the extent that the loan collateral proves insufficient to repay any principal balance of the Class A Certificates, MBIA will pay the difference (on or before the rated final distribution date).

ERISA The Class A Certificates will, and the Subordinate and Class X Certificates will not, be ERISA eligible.
                                              ----

SMMEA               The Certificates will not be SMMEA eligible.
                                          ---

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to definitive offering documents, prepared by the issuer, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such offering documents. Any decision to invest in such securities should be made only after reviewing such offering documents. Bear, Stearns & Co. Inc., Banc of America Securities LLC and Prudential Securities Incorporated disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

Corporate lease structures: Bond-type, triple-net and double-net


Lease Type

 .  Bond-type   In general, tenant is responsible for:            17.87% of pool
               .  rent payments
               .  property taxes & insurance
               .  property maintenance
               .  risk of casualty or condemnation
               .  landlord has no monetary obligations.

               In general:
               .  tenant cannot terminate lease
               .  in condemnation, tenant is obligated
                  to make an irrevocable, rejectable
                  purchase offer for the condemned
                  property in an amount at least equal
                  to the loan balance.
-------------------------------------------------------------------------------
 .  Triple net  In general, tenant is responsible for:            41.24% of pool
               .  rent payments
               .  property taxes & insurance
               .  property maintenance.
               In general, tenant can terminate or abate
               rent:
               . in the event of a casualty or condemnation. Termination and abatement risks are insured against or otherwise mitigated. See "Plugging `holes' in corporate leases", below.
-------------------------------------------------------------------------------
 .  Double net In general, tenant is responsible for:             40.88% of pool
              .  rent payments                                   are Double Net
                                                                 Leases

              .  property taxes & insurance
              .  property maintenance.                            12.95% of pool
                                                                  are Double Net
                                                                  Leases to
                                                                  the USPS
                 In general, tenant can terminate or abate rent:
              .  in the event of a casualty or condemnation
              .  if the landlord fails to perform certain lease
                 obligations (generally capital items (e.g., roof, structure, parking or compliance)).

              Termination and abatement risks are insured or
              otherwise mitigated. Estimated capital items are
              pre-funded. See "Plugging `holes' in corporate
              leases", below.
-------------------------------------------------------------------------------
Term Structure

 .  Fully
   amortizing   Primary term lease payments and fixed            69.49% of pool
                contractual rent steps are sufficient to fully
                amortize loan balance.
-------------------------------------------------------------------------------
 .  Extended     Primary term lease payments and contractual      4.35% of pool
                rent steps are insufficient to fully amortize
                loan balance; repayment depends, in part, on one
                or more optional lease extensions. The loan
                balance is substantially reduced by amortization
                during the fixed lease term; lease extension risk
                is insured by a third party insurer.
                See "Plugging `holes' in corporate leases", below.
-------------------------------------------------------------------------------
 .  Balloon      Loan balance is substantially reduced by         26.16% of pool
                amortization over lease term; remaining
                balloon balance is secured by third-party
                residual value insurance and by residual value of
                                         ---
                property.
                See "Plugging `holes' in corporate leases", below.
-------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to definitive offering documents, prepared by the issuer, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such offering documents. Any decision to invest in such securities should be made only after reviewing such offering documents. Bear, Stearns & Co. Inc., Banc of America Securities LLC and Prudential Securities Incorporated disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

Lease enhancements: plugging "holes" in leases

----------------------------------------------------------------------------------------------------------------------------------
Applies to           Lease risk                   Enhancement offset                                             % of pool
----------------------------------------------------------------------------------------------------------------------------------
Triple or Double     Casualty or Condemnation     Insurance Policy - A lease enhancement insurance policy        82.13% of pool
Net Corporate       Risk                          pays substantially all amounts due under the lease for
Leases                                            the remaining loan term or in a lump sum
                                                  (covering the then outstanding loan balance).

                                                  The policy is issued by a AAA-rated insurer (an
                                                  affiliate of AIG or Chubb).
----------------------------------------------------------------------------------------------------------------------------------
Double Net           Landlord Lease Default Risk  Servicing Obligations - The servicer has comprehensive         40.88% of pool are
Corporate Leases                                  servicing, monitoring and advancing obligations intended       Double Net Leases
                     Landlord fails to perform    to prevent a termination or abatement.
                     under lease terms.                                                                          12.95% of pool are
                                                  Servicer is obligated to use its best efforts to               Double Net Leases
                                                  maintain the lease in place, including paying and              to the USPS
                     For example, capital items   performing landlord obligations as necessary./1/
                     are not completed on time.   The servicer is not permitted to foreclose on a
                                                  property until advances exceed 60% of property value.
                                                                                 ---------------------
                                                  Servicer's activities are funded as follows:

                                                  .  Loan Level Reserves - A reserve fund established
                                                     by the borrower and administered by the servicer
                                                     is available to cover maintenance, repair and
                                                     replacement expenses. Based on an engineer's
                                                     estimate, the reserve fund is generally structured
                                                     to provide at least 125% (150% average for the
                                                     USPS loans) of the landlord's expected maintenance,
                                                     repair and replacement costs. The reserve is funded
                                                     by a portion of the monthly lease payments not
                                                     needed for debt service; the loan may also require
                                                     an initial deposit into the reserve.

                                                  .  Property Cash Flow - If landlord fails to perform
                                                     lease obligations, servicer can sweep excess property
                                                     cash flow from lockbox. Double net leases are
                                                     typically structured to provide excess cash flow
                                                     (i.e., the debt service coverage ratio exceeds 1.0x).

                                                  .  Expense Reserve Fund - Servicer deposits 0.3% of
                                                     each lease payment on approximately 66% of the loans.
                                                     The fund is expected to grow to approximately
                                                     $3.4 million over the life of the transaction,
                                                     assuming no draws, no defaults, no prepayments and
                                                     a 5% reinvestment rate. The cumulative balance in
                                                     the fund is available across all loans to cover
                                                     landlord's obligations. This fund also represents
                                                     additional credit support for all sequential-pay
                                                     bond classes.

                                                  .  Servicer advances - The servicer must advance funds,
                                                     to the extent recoverable, to cover scheduled loan
                                                     payments and landlord's obligations.
----------------------------------------------------------------------------------------------------------------------------------
Extended             Lease Renewal Risk           Insurance Policy - An extended amortization insurance        4.35% of pool
Amortization Loans                                policy pays substantially all amounts due under the
                     Tenant fails to renew the    loan over the loan term or in a lump sum. The policy
                     lease upon expiration of     is issued by a AAA-rated subsidiary of Berkshire
                     initial term.                Hathaway.

                                                  At expiration of lease term, initial loan balance
                                                  is substantially reduced by amortization.
----------------------------------------------------------------------------------------------------------------------------------
Balloon Balances     Balloon Default Risk         Insurance Policy - A residual value insurance               26.16% of pool
                                                  policy guarantees that property's residual value
                     Lease payments do not        will at least equal loan balance. Policies are
                     fully amortize loan          issued by Royal Indemnity (rated AA-) or RVI (rated A).
                     balance.
                                                  At balloon, initial loan balance is substantially
                                                  reduced by amortization.
----------------------------------------------------------------------------------------------------------------------------------

/1/ On the USPS loans, the servicer only advances unpaid expenses for which the landlord was otherwise required to reserve.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be give with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to definitive offering documents, prepared by the issuer, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such offering documents. Any decision to invest in such securities should be made only after reviewing such offering documents. Bear, Stearns & Co Inc., Banc of America Securities LLC and Prudential Securities Incorporated disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

How do corporate lease loans compare to typical conduit CMBS collateral?

----------------------------------------------------------------------------------------------------------------------------------
Typical Conduit CMBS Collateral                                            Corporate Lease Loans
----------------------------------------------------------------------------------------------------------------------------------
Balloon Risk                                                               Balloon Risk

Loan has a substantial balloon payment (generally exceeding 90% of         Loan is fully amortizing (or has a relatively small
initial balance).                                                          balloon payment that is insured by a company rated
                                                                           at least "A").

Typical amortization schedule is 30 years.                                 Typical amortization schedule is 20 years.

----------------------------------------------------------------------------------------------------------------------------------
Collateral Assignment of Leases                                            Collateral Assignment of Leases

Collateral includes assignment of leases that are recourse to tenants.     Collateral includes assignment of a single recourse
Leases typically expire before balloon is due. Mortgage lender is          lease to a corporate tenant (in BSMCS 1999-CLF1, over
exposed to substantial leasing risk.                                       95% are investment grade).

                                                                           Lease extends through or beyond loan's maturity (or, in a
                                                                           few cases, final few cases, final lease term is
                                                                           contingent - this exposure is insured by a company rated
                                                                           AAA).

----------------------------------------------------------------------------------------------------------------------------------
Recourse to Borrower                                                      Recourse to Borrower

Loan is not recourse to borrower.                                         Loan is not recourse to borrower.

In an adverse real estate market, borrower may have little incentive to   In any real estate market, borrower cannot manipulate
invest in re-leasing property (or, if borrower controls several           performance of property (single lease remains in place
properties, may face a conflict of interest).                             regardless of market conditions).


----------------------------------------------------------------------------------------------------------------------------------
Quality of Tenant                                                         Quality of Tenant

Varies. Commercial properties may include U.S. Government, public or      Typically a U.S. Government-sponsored enterprise or
private corporations, or individuals.                                     investment-grade publicly traded company.

Multifamily properties are generally leased to individuals.               Some tenants may be private companies with rated debt.

Hospitality and entertainment properties do not have leases.              A small number of tenants are below investment grade (in
                                                                          BSCMS 1999-CLF1, 4.6% of the loans are secured by leases
                                                                          to below-investment-grade tenants).

                                                                          The combination of investment grade tenants and long lease terms provide relatively strong protection against
                                                                          economic downturns.

----------------------------------------------------------------------------------------------------------------------------------
Ongoing Information / Disclosure                                          Ongoing Information / Disclosure

Disclosure at issuance is very good. Loan-level underwriting is usually   Information on lessees' credit is publicly available.
current.                                                                  Most have public  credit ratings. Investors are
                                                                          less reliant on rating agencies for surveillance.
Information gets stale over time - ongoing reporting is not nearly as complete or accurate as initial information.
----------------------------------------------------------------------------------------------------------------------------------



This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to definitive offering documents, prepared by the issuer, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such offering documents. Any decision to invest in such securities should be made only after reviewing such offering documents. Bear, Stearns & Co. Inc., Banc of America Securities LLC and Prudential Securities Incorporated disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

What are typical steps to default, bankruptcy and foreclosure?


----------------------------------------------------------------------------------------------------------------------------------
Typical Conduit CMBS Collateral                                            Corporate  Lease Loans
----------------------------------------------------------------------------------------------------------------------------------
Borrower defaults on payment or balloon                                    Tenant declares bankruptcy

Since loan is non-recourse, a default could be caused by an adverse real   Tenants are substantial companies. Operating leases (or
estate market, the bankruptcy of a tenant, or (at balloon) high            lease guarantees) are among their senior-most
interest rates or a tight credit market.                                   obligations.

----------------------------------------------------------------------------------------------------------------------------------
Borrowing entity declares bankruptcy                                       Lease is affirmed or rejected in court

Entity is typically single purpose - borrower does not jeopardize other    Upon bankruptcy, tenant must reject or affirm lease.
assets by declaring bankruptcy.                                            Retailers may be highly dependent on leased properties
                                                                           to generate cash flow - these tenants typically affirm
                                                                           leases for profitable locations. In other cases, leases
                                                                           may be affirmed as part of an asset sale (if a parent
                                                                           company divests itself of a business line in a given
                                                                           region, for example).

----------------------------------------------------------------------------------------------------------------------------------
Lender forecloses on property                                              If lease is affirmed, loan stays current

                                                                           Although the tenant's credit quality has fallen
                                                                           dramatically, the lease and therefore the loan payments
                                                                           continue.

----------------------------------------------------------------------------------------------------------------------------------
                                                                           If lease is rejected, tenant is removed

                                                                           A rejected lease does not necessarily cause a loan
                                                                           ---------------------------------------------------
                                                                           default. The borrower, usually an independent real estate
                                                                           --------
                                                                           investor, may judge that his equity position in the
                                                                           property is valuable. Relatively rapid loan amortization
                                                                           allows borrowers to build equity quickly.

                                                                           Also, in addition to the mortgage lien and a claim for
                                                                           any unpaid rent already due, the lender would have a
                                                                           bankruptcy claim against the tenant limited to the
                                                                           greater of rent for 1 year or for 15% of the remaining
                                                                           term (capped at 3 years).

----------------------------------------------------------------------------------------------------------------------------------
                                                                           If the property leases well, loan stays current
                                                                           The loan payments are funded by lease income from a new
                                                                           tenant.

----------------------------------------------------------------------------------------------------------------------------------
                                                                           If property leases poorly, the loan may default
                                                                           If a new tenant pays a substantially lower rent, income
                                                                           may be insufficient to fund loan payments.

----------------------------------------------------------------------------------------------------------------------------------
                                                                           Borrowing entity declares bankruptcy

                                                                           Entity is typically single purpose - borrower does not
                                                                           jeopardize other assets by declaring bankruptcy.

----------------------------------------------------------------------------------------------------------------------------------
                                                                           Lender forecloses on property
----------------------------------------------------------------------------------------------------------------------------------


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to definitive offering documents, prepared by the issuer, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such offering documents. Any decision to invest in such securities should be made only after reviewing such offering documents. Bear, Stearns & Co. Inc., Banc of America Securities LLC and Prudential Securities Incorporated disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

Stratification Tables


-----------------------------------------------------------------------------------------------------
Lease Type
-----------------------------------------------------------------------------------------------------
                                  Number of     Aggregate Cut-Off Date   % of Collateral      Gross
                                    Loans              Balance                 Pool        Coupon Rate
 -----------------------------------------------------------------------------------------------------
Triple Net                           24            162,059,957.42            41.24%          7.12%
-----------------------------------------------------------------------------------------------------
Double Net                          136            160,628,681.64            40.88%          7.25%
-----------------------------------------------------------------------------------------------------
Bond                                 11             70,232,799.01            17.87%          7.89%
-----------------------------------------------------------------------------------------------------
Total                               171            392,921,438.07           100.00%          7.31%
-----------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------
Primary Industry of Lease Obligor/Guarantor
-----------------------------------------------------------------------------------------------------

                                   Number of     Aggregate Cut-Off Date   % of Collateral      Gross
                                    Loans              Balance                 Pool         Coupon Rate

Retail Drug                        49            121,686,373.05            30.97%            7.22%
-----------------------------------------------------------------------------------------------------
Grocery                            10             85,939,230.58            21.87%            7.27%
-----------------------------------------------------------------------------------------------------
U.S. Post Office                   96             50,869,538.54            12.95%            7.41%
-----------------------------------------------------------------------------------------------------
Building Materials                 2              28,329,862.13            7.21%             6.75%
-----------------------------------------------------------------------------------------------------
Banking                            2              25,432,213.04            6.47%             6.87%
-----------------------------------------------------------------------------------------------------
Insurance                          1              20,060,746.87            5.11%             8.38%
-----------------------------------------------------------------------------------------------------
Retail Discount                    1              11,979,937.94            3.05%             7.17%
-----------------------------------------------------------------------------------------------------
Building Material Retailer         1              11,142,513.82            2.84%             6.71%
-----------------------------------------------------------------------------------------------------
Theater                            1               8,605,959.15            2.19%             7.67%
-----------------------------------------------------------------------------------------------------
Hotel                              1               7,576,861.78            1.93%             8.50%
-----------------------------------------------------------------------------------------------------
Retail                             1               7,558,551.64            1.92%             8.00%
-----------------------------------------------------------------------------------------------------
Retail Electronics                 3               7,533,266.37            1.92%             8.00%
-----------------------------------------------------------------------------------------------------
Computers                          1               3,180,141.93            0.81%             6.98%
-----------------------------------------------------------------------------------------------------
Retail Jewelry                     1               2,042,215.01            0.52%             7.89%
-----------------------------------------------------------------------------------------------------
Food Service                       1                 984,026.22            0.25%             7.15%
-----------------------------------------------------------------------------------------------------
Total                              171           392,921,438.07          100.00%             7.31%
-----------------------------------------------------------------------------------------------------


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to definitive offering documents, prepared by the issuer, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such offering documents. Any decision to invest in such securities should be made only after reviewing such offering documents. Bear, Stearns & Co. Inc., Banc of America Securities LLC and Prudential Securities Incorporated disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.


--------------------------------------------------------------------------------------------------
Geographic Distribution
--------------------------------------------------------------------------------------------------
Location of Leased            Number of      Aggregate Cut-Off Date   % of Collateral      Gross
 Property                       Loans               Balance                 Pool        Coupon Rate

AL                                3               7,306,809.84             1.86%        7.29%
--------------------------------------------------------------------------------------------------
AR                                1               3,270,830.26             0.83%        8.00%
--------------------------------------------------------------------------------------------------
CA                                3               9,035,456.26             2.30%        7.86%
--------------------------------------------------------------------------------------------------
CO                                1               1,259,329.81             0.32%        6.54%
--------------------------------------------------------------------------------------------------
CT                                3              30,250,239.16             7.70%        8.12%
--------------------------------------------------------------------------------------------------
DC                                1                 984,026.22             0.25%        7.15%
--------------------------------------------------------------------------------------------------
FL                                3               7,787,781.57             1.98%        7.28%
--------------------------------------------------------------------------------------------------
GA                                6              21,533,317.31             5.48%        7.13%
--------------------------------------------------------------------------------------------------
IA                                7               2,387,691.32             0.61%        7.47%
--------------------------------------------------------------------------------------------------
IL                                1               2,647,702.59             0.67%        7.60%
--------------------------------------------------------------------------------------------------
IN                                8              17,590,967.57             4.48%        6.85%
--------------------------------------------------------------------------------------------------
KS                                2               2,749,431.15             0.70%        6.84%
--------------------------------------------------------------------------------------------------
KY                                4               2,043,843.49             0.52%        7.66%
--------------------------------------------------------------------------------------------------
LA                                2               2,927,734.11             0.75%        8.03%
--------------------------------------------------------------------------------------------------
MA                                4              19,454,004.60             4.95%        7.49%
--------------------------------------------------------------------------------------------------
ME                                4               1,399,399.85             0.36%        7.87%
--------------------------------------------------------------------------------------------------
MI                                7              15,323,779.10             3.90%        7.38%
--------------------------------------------------------------------------------------------------
MN                                4               3,892,399.70             0.99%        7.16%
--------------------------------------------------------------------------------------------------
MS                                4               6,177,360.35             1.57%        7.49%
--------------------------------------------------------------------------------------------------
MT                                2               1,584,233.66             0.40%        7.58%
--------------------------------------------------------------------------------------------------
NC                                4               7,142,145.65             1.82%        7.32%
--------------------------------------------------------------------------------------------------
NH                                8              10,906,049.55             2.78%        7.39%
--------------------------------------------------------------------------------------------------
NJ                                3              44,754,833.83            11.39%        7.03%
--------------------------------------------------------------------------------------------------
NM                                6               5,282,765.00             1.34%        6.89%
--------------------------------------------------------------------------------------------------
NV                                4              25,212,132.45             6.42%        7.20%
--------------------------------------------------------------------------------------------------
NY                               21              33,890,175.46             8.63%        7.34%
--------------------------------------------------------------------------------------------------
OH                                4              26,557,980.98             6.76%        6.87%
--------------------------------------------------------------------------------------------------
OK                                4               1,296,309.33             0.33%        7.79%
--------------------------------------------------------------------------------------------------
OR                                1                 585,038.18             0.15%        7.70%
--------------------------------------------------------------------------------------------------
PA                                6              16,195,957.09             4.12%        7.12%
--------------------------------------------------------------------------------------------------
RI                                1                 546,254.70             0.14%        7.96%
--------------------------------------------------------------------------------------------------
SC                                2               8,068,406.89             2.05%        7.08%
--------------------------------------------------------------------------------------------------
TN                                1                 637,262.76             0.16%        8.21%
--------------------------------------------------------------------------------------------------
TX                               16              17,132,360.36             4.36%        7.12%
--------------------------------------------------------------------------------------------------
UT                                1                 165,149.01             0.04%        7.22%
--------------------------------------------------------------------------------------------------
VA                                6              13,237,113.83             3.37%        7.24%
--------------------------------------------------------------------------------------------------
WA                               11               17,215,762.97             4.38%        7.79%
--------------------------------------------------------------------------------------------------
WI                                1               3,262,897.68             0.83%        6.90%
--------------------------------------------------------------------------------------------------
WV                                1                 352,791.96             0.09%        8.01%
--------------------------------------------------------------------------------------------------
WY                                1                 873,712.49             0.22%        7.40%
--------------------------------------------------------------------------------------------------
Total                             172*          392,921,438.08           100.00%        7.31%
--------------------------------------------------------------------------------------------------

* Number of properties exceeds number of loans because one loan is secured by two properties.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to definitive offering documents, prepared by the issuer, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such offering documents. Any decision to invest in such securities should be made only after reviewing such offering documents. Bear, Stearns & Co. Inc., Banc of America Securities LLC and Prudential Securities Incorporated disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.


------------------------------------------------------------------------------------------------------
Balance at Cut-Off Date
------------------------------------------------------------------------------------------------------
                                  Number of Loans    Aggregate Cut-Off         % of       Gross Coupon
                                                       Date Balance         Collateral        Rate
                                                                               Pool
$0 - $99,999                               1               98,951.07           0.03%          7.90%
------------------------------------------------------------------------------------------------------
$100,000 - $199,999                        7            1,199,052.25           0.31%          7.73%
------------------------------------------------------------------------------------------------------
$200,000 - $299,999                       13            3,378,827.49           0.86%          7.72%
------------------------------------------------------------------------------------------------------
$300,000 - $399,999                       20            6,853,022.84           1.74%          7.62%
------------------------------------------------------------------------------------------------------
$400,000 - $499,999                       15            6,853,779.71           1.74%          7.66%
------------------------------------------------------------------------------------------------------
$500,000 - $599,999                       12            6,552,676.58           1.67%          7.58%
------------------------------------------------------------------------------------------------------
$600,000 - $699,999                        7            4,577,601.09           1.17%          7.44%
------------------------------------------------------------------------------------------------------
$700,000 - $799,999                        6            4,606,766.42           1.17%          7.34%
------------------------------------------------------------------------------------------------------
$800,000 - $899,999                        2            1,715,802.64           0.44%          6.80%
------------------------------------------------------------------------------------------------------
$900,000 - $999,999                        4            3,819,522.35           0.97%          7.11%
------------------------------------------------------------------------------------------------------
$1,000,000 - $1,999,999                   27           38,194,773.77           9.72%          7.33%
------------------------------------------------------------------------------------------------------
$2,000,000 - $2,999,999                   24           58,603,828.09          14.91%          7.31%
------------------------------------------------------------------------------------------------------
$3,000,000 - $3,999,999                   13           44,446,886.65          11.31%          7.14%
------------------------------------------------------------------------------------------------------
$4,000,000 - $4,999,999                    4           18,258,495.36           4.65%          7.20%
------------------------------------------------------------------------------------------------------
$5,000,000 - $5,999,999                    1            5,041,298.70           1.28%          6.76%
------------------------------------------------------------------------------------------------------
$6,000,000 - $6,999,999                    2           13,361,481.10           3.40%          7.24%
------------------------------------------------------------------------------------------------------
$7,000,000 - $7,999,999                    3           22,820,231.02           5.81%          7.91%
------------------------------------------------------------------------------------------------------
$8,000,000 - $8,999,999                    2           17,586,153.29           4.48%          7.57%
------------------------------------------------------------------------------------------------------
$9,000,000 - $9,999,999                    1            9,758,533.24           2.48%          7.35%
------------------------------------------------------------------------------------------------------
$11,000,000 - $11,999,999                  2           23,122,451.76           5.88%          6.95%
------------------------------------------------------------------------------------------------------
$17,000,000 - $17,999,999                  1           17,342,020.96           4.41%          7.20%
------------------------------------------------------------------------------------------------------
$18,000,000 - $18,999,999                  1           18,595,460.93           4.73%          7.32%
------------------------------------------------------------------------------------------------------
$20,000,000 - $20,999,999                  1           20,060,746.87           5.11%          8.38%
------------------------------------------------------------------------------------------------------
$22,000,000 - $22,999,999                  1           22,784,510.45           5.80%          6.79%
------------------------------------------------------------------------------------------------------
$23,000,000 - $23,999,999                  1          23,288,563.43           5.93%          6.75%
------------------------------------------------------------------------------------------------------
Total                                     171        392,921,438.07         100.00%          7.31%
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
Year of Loan Origination
------------------------------------------------------------------------------------------------------
                                  Number of Loans    Aggregate Cut-Off         % of       Gross Coupon
                                                       Date Balance         Collateral        Rate
                                                                               Pool
------------------------------------------------------------------------------------------------------
1995                                       1          20,060,746.87           5.11%          8.38%
------------------------------------------------------------------------------------------------------
1997                                      20          11,517,206.44           2.93%          7.98%
------------------------------------------------------------------------------------------------------
1998                                      95         190,971,862.31          48.60%          7.09%
------------------------------------------------------------------------------------------------------
1999                                      55         170,371,622.45          43.36%          7.39%
------------------------------------------------------------------------------------------------------
Total                                    171         392,921,438.07         100.00%          7.31%
------------------------------------------------------------------------------------------------------


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to definitive offering documents, prepared by the issuer, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such offering documents. Any decision to invest in such securities should be made only after reviewing such offering documents. Bear, Stearns & Co. Inc., Banc of America Securities LLC and Prudential Securities Incorporated disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.


------------------------------------------------------------------------------------------------------
Gross Coupon Rate
------------------------------------------------------------------------------------------------------
                                  Number of Loans    Aggregate Cut-Off         % of       Gross Coupon
                                                       Date Balance         Collateral        Rate
                                                                               Pool
6.00% - 6.24%                              2           2,087,241.37           0.53%          6.22%
------------------------------------------------------------------------------------------------------
6.25% - 6.49%                              2             702,784.11           0.18%          6.33%
------------------------------------------------------------------------------------------------------
6.50% - 6.74%                              4          14,325,586.07           3.65%          6.68%
------------------------------------------------------------------------------------------------------
6.75% - 6.99%                             24          86,042,497.49          21.90%          6.81%
------------------------------------------------------------------------------------------------------
7.00% - 7.24%                             24          87,479,177.22          22.26%          7.15%
------------------------------------------------------------------------------------------------------
7.25% - 7.49%                             33          96,549,126.53          24.57%          7.32%
------------------------------------------------------------------------------------------------------
7.50% - 7.74%                             36          39,145,826.40           9.96%          7.63%
------------------------------------------------------------------------------------------------------
7.75% - 7.99%                             27          16,883,021.95           4.30%          7.85%
------------------------------------------------------------------------------------------------------
8.00% - 8.24%                             14          21,339,903.24           5.43%          8.02%
------------------------------------------------------------------------------------------------------
8.25% - 8.49%                              4          20,789,411.91           5.29%          8.37%
------------------------------------------------------------------------------------------------------
8.50% - 8.74%                              1           7,576,861.78           1.93%          8.50%
------------------------------------------------------------------------------------------------------
Total                                    171         392,921,438.07         100.00%          7.31%
------------------------------------------------------------------------------------------------------

Year of Loan Maturity
--------------------------------------------------------------------------------------
                 Number of      Aggregate Cut-Off         % of       Gross Coupon Rate
                   Loans          Date Balance         Collateral
                                                         Pool
--------------------------------------------------------------------------------------
2003                  1             138,522.91           0.04%               7.68%
--------------------------------------------------------------------------------------
2006                  1             376,821.32           0.10%               7.75%
--------------------------------------------------------------------------------------
2007                  1          20,060,746.87           5.11%               8.38%
--------------------------------------------------------------------------------------
2012                  2             679,403.58           0.17%               7.77%
--------------------------------------------------------------------------------------
2013                  7          25,159,948.59           6.40%               6.86%
--------------------------------------------------------------------------------------
2014                  6           5,331,539.07           1.36%               7.24%
--------------------------------------------------------------------------------------
2015                  1             459,477.64           0.12%               7.86%
--------------------------------------------------------------------------------------
2016                 10           2,702,504.40           0.69%               7.79%
--------------------------------------------------------------------------------------
2017                 17          13,526,773.25           3.44%               7.61%
--------------------------------------------------------------------------------------
2018                 79         156,008,320.09          39.70%               7.13%
--------------------------------------------------------------------------------------
2019                 25          46,542,416.17          11.85%               7.17%
--------------------------------------------------------------------------------------
2021                  4          15,110,128.15           3.85%               8.25%
--------------------------------------------------------------------------------------
2022                  1           7,558,551.64           1.92%               8.00%
--------------------------------------------------------------------------------------
2023                  7          18,439,958.10           4.69%               7.17%
--------------------------------------------------------------------------------------
2024                  8          79,395,380.35          20.21%               7.32%
--------------------------------------------------------------------------------------
2028                  1           1,430,945.94           0.36%               7.76%
--------------------------------------------------------------------------------------
Total               171         392,921,438.07         100.00%               7.31%
--------------------------------------------------------------------------------------


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to definitive offering documents, prepared by the issuer, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such offering documents. Any decision to invest in such securities should be made only after reviewing such offering documents. Bear, Stearns & Co. Inc., Banc of America Securities LLC and Prudential Securities Incorporated disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.


--------------------------------------------------------------------------------------
Remaining Term to Maturity
--------------------------------------------------------------------------------------
                 Number of      Aggregate Cut-Off         % of       Gross Coupon Rate
                   Loans          Date Balance         Collateral
                                                         Pool
--------------------------------------------------------------------------------------
 40 -  59             1             138,522.91           0.04%               7.68%
--------------------------------------------------------------------------------------
 80 -  99             2          20,437,568.19           5.20%               8.36%
--------------------------------------------------------------------------------------
140 - 159             1             371,942.77           0.09%               7.84%
--------------------------------------------------------------------------------------
160 - 179            14          30,798,948.48           7.84%               6.93%
--------------------------------------------------------------------------------------
180 - 199             2             680,368.15           0.17%               7.88%
--------------------------------------------------------------------------------------
200 - 219            20          11,567,458.62           2.94%               7.61%
--------------------------------------------------------------------------------------
220 - 239           109         200,430,010.38          51.01%               7.15%
--------------------------------------------------------------------------------------
240 - 259             1           6,561,654.39           1.67%               7.25%
--------------------------------------------------------------------------------------
260 - 279             5          22,668,679.79           5.77%               8.17%
--------------------------------------------------------------------------------------
280 - 299            14          88,076,805.21          22.42%               7.29%
--------------------------------------------------------------------------------------
300 - 319             1           9,758,533.24           2.48%               7.35%
--------------------------------------------------------------------------------------
340 - 359             1           1,430,945.94           0.36%               7.76%
--------------------------------------------------------------------------------------
Total               171         392,921,438.07         100.00%               7.31%
--------------------------------------------------------------------------------------


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to definitive offering documents, prepared by the issuer, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such offering documents. Any decision to invest in such securities should be made only after reviewing such offering documents. Bear, Stearns & Co. Inc., Banc of America Securities LLC and Prudential Securities Incorporated disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

Top 7 Lease Obligors/Guarantors (Representing 60% of Pool)

United States Postal Service

Ninety-six leases are to the United States Postal Service ("USPS"), representing 12.95% of the pool. The USPS is an independent establishment of the executive branch of the federal government which provides mail service for the United States. The USPS delivers more than 650 million pieces of mail each day, handling 41% of the world's mail volume. Since 1982, the USPS has been self-supporting, receiving no government appropriations to fund its operations. Postal rates are set by an independent body, the Postal Rate Commission. By law, the USPS can borrow money only after notifying and offering the debt to the Secretary of the Treasury. Treasury has exercised its right of first refusal for USPS debt in recent years. The USPS web site is at http://www.usps.gov. The following information was obtained from the 1998 USPS annual report.

                                           Year Ended             Year Ended
USPS ($ in millions)                      Sept. 30,1998          Sept. 30,1997
-------------------                       -------------          -------------
Operating Revenue                           $60,072                $58,216
Operating Expenses                           57,778                 54,873
Operating Income                              2,294                  3,343
Operating Margin                                3.8%                   5.7%


Royal Ahold (Edwards, Stop & Shop and BI-LO)

Royal Ahold (Koninklijke Ahold NV) is guarantor on four leases representing, in total, 10.14% of the pool. Two leases are to Mayfair Supermarkets (to be operated or operating as a Stop & Shop supermarket and an Edwards, respectively), one lease is to Stop & Shop Supermarket, and one lease is to BI-LO supermarket. Royal Ahold, a Netherlands corporation, is a leading international food retailer with major operations in the U.S., the Netherlands and elsewhere in Europe and Asia. Royal Ahold owns the U.S. supermarket chains BI-LO, Giant Food Stores, Edwards, Finast, Tops and Stop & Shop and has announced that it is expected to acquire Pathmark this fall. Royal Ahold's long-term debt is rated "A" by S&P, with a negative outlook. Royal Ahold's stock trades as ADRs on the NYSE under the symbol "AHO." Royal Ahold's web site is at http://www.ahold.nl. The following information was obtained from Royal Ahold's 1998 annual report and its first quarter 1999 earnings release.

                                            Sixteen Weeks Ended       Year Ended           Year Ended
Royal Ahold ($ in millions)*                   Apr. 25, 1999         Jan. 3, 1999         Dec. 28, 1997
----------------------------                --------------------  -------------------  --------------------


Net Sales                                             ---               $30,946                $25,272
Total Sales                                          9,873                 ---                    ---
Net Earnings                                         186                   639                    467
Total Assets                                        12,877                13,351                 9,415
Total Shareholders' Equity                           2,160                 1,814                 1,544

*1.886 and 2.001 NLG/$US exchange rates were used to derive year end Jan. 3, 1999, and Dec. 28, 1997, balance sheet items, respectively. A 0.94 Euro/$US exchange rate was used to derive sixteen weeks ended Apr. 25, 1999, balance sheet items.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to definitive offering documents, prepared by the issuer, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such offering documents. Any decision to invest in such securities should be made only after reviewing such offering documents. Bear, Stearns & Co. Inc., Banc of America Securities LLC and Prudential Securities Incorporated disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

CVS Corporation

Seventeen leases are guaranteed by CVS Corporation ("CVS"), representing 9.43% of the pool. CVS, one of the largest drugstore chains in America, is the leading drugstore chain in the Northeast, Mid-Atlantic, Southeast and Midwest regions. As of the end of 1998, CVS operated 4,122 stores in 24 states and the District of Columbia. CVS' long-term debt is rated "A" by S&P. CVS stock trades on the NYSE under the symbol "CVS," and its web site is at http://www.cvs.com. The following information was obtained from CVS' 1998 annual report on Form 10-K for the fiscal year ended December 31, 1997, and Form 10-Q for the three months ended March 27, 1999.


                                            Three Months Ended       Year Ended            Year Ended
CVS Corporation ($ in millions)                Mar. 27, 1999         Dec. 31, 1998         Dec. 31, 1997
------------------------------                 -------------         -------------         -------------

Net Sales                                          $4,241               $15,274               $13,750
Net Earnings                                          165                   396                    77
Total Assets                                        6,842                 6,736                 5,979
Total Shareholders' Equity                          3,264                 3,111                 2,615

Rite Aid Corporation


Rite Aid Corporation ("Rite Aid") is tenant or guarantor on fourteen leases representing 8.12% of the pool. Rite Aid operates in two business segments; 1) a retail drug segment, and 2) a pharmacy benefit management ("PBM") segment, that includes other managed health care services and mail-order pharmacy services. The company's business segments are organized according to the products and services offered to its customers. The company's dominant business segment is the operation of one of the largest retail drugstore chains in America. In addition, through its acquisition of PCS Health Systems, Inc. from Eli Lilly and Company in the fourth quarter of fiscal 1999, the company operates a PBM segment which offers pharmacy benefit management, mail-order pharmacy services, marketing prescription plans and selling other managed health care services to employers, health plans and their members and government-sponsored employee benefit programs. In June 1999, the company announced that it had signed a ten-year agreement with General Nutrition Centers, Inc. and drugstore.com that will result in a 25.3% ownership in drugstore.com, for a cash investment of $7,600,000 as well as other marketing commitments and obligations.

Rite Aid Corporation's long-term senior unsecured debt is rated "BBB" by S&P. Rite Aid Corporation's stock trades on the NYSE under the symbol "RAD," and its web site is at http://www.riteaid.com. The following information was obtained from Rite Aid's 1998 annual report on Form 10-K for the fiscal year ended February 27, 1999, and Form 10-Q for the three months ended May 29, 1999.



                                            Three Months Ended       Year Ended            Year Ended
Rite Aid Corporation ($ in millions)           May 29, 1999         Feb. 27, 1999         Feb. 28, 1998
-----------------------------------            ------------         -------------         -------------

Sales                                              $ 3,625               $12,732               $11,375
Net Income                                              81                   144                   306
Total Assets                                        10,678                10,422                 7,612
Total Shareholders' Equity                           3,005                 2,954                 2,907


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to definitive offering documents, prepared by the issuer, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such offering documents. Any decision to invest in such securities should be made only after reviewing such offering documents. Bear, Stearns & Co. Inc., Banc of America Securities LLC and Prudential Securities Incorporated disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

Walgreen Co.

Walgreen Co. ("Walgreens") is tenant or guarantor on nine leases representing 6.98% of the pool. Walgreens is America's largest drugstore retailer. Walgreens serves customers in 35 states and Puerto Rico through 2,547 retail drugstores and 2 mail service facilities. The company filled 226 million prescriptions in fiscal 1998 - approximately 9 percent of the U.S. retail market. Walgreen announced in June 1999 that it intends to launch a "full service" internet pharmacy in September 1999, expanding beyond its online prescription refill service by allowing new prescription orders over the Net. Walgreens' long-term debt is rated "A+" by S&P. Walgreens' common stock is traded on the NYSE under the symbol "WAG," and its web page is located at http://www.walgreens.com. The following information was obtained from Walgreens' 1997 annual report on Form 10-K for the fiscal year ended August 31, 1998, and Form 10-Q for the nine months ended May 31, 1999.

                                            Nine Months Ended            Year Ended            Year Ended
Walgreen Co. ($ in millions)                  May 31, 1999            Aug. 31, 1998         Aug. 31, 1997
---------------------------                   ------------            -------------         -------------

Net Sales                                          $13,279               $15,307               $13,363
Net Earnings                                           464                   511                   436
Total Assets                                         5,592                 4,902                 4,207
Total Shareholders' Equity                           3,338                 2,849                 2,373

Eckerd Corporation


Eckerd Corporation ("Eckerd") is tenant or guarantor on ten leases representing 6.45% of the pool. Eckerd operates the Eckerd drugstore chain, which is one of the largest drugstore chains in the United States. Eckerd operates approximately 2,900 drugstores located throughout the northeast, southeast, and sunbelt regions of the United States, including the Eckerd's March 1999 acquisition of the New York-based Genovese drugstore chain. Eckerd is a wholly-owned subsidiary of J.C. Penney Company, Inc. ("J.C. Penney"). J.C. Penney's long-term senior unsecured obligations are rated "BBB+" by S&P.

J.C. Penney's common stock trades on the NYSE under the symbol "JCP." Eckerd's web site is located at http://www.eckerd.com. The following information was obtained from J.C. Penney's 1998 annual report on Form 10-K for the fiscal year ended January 31, 1999, and Form 10-Q for the thirteen weeks ended May 1, 1999.


                                              13 Weeks Ended          Year Ended            Year Ended
Eckerd Corporation ($ in millions)              May 1, 1999          Jan. 30, 1999         Jan. 31, 1998
---------------------------------               -----------          -------------         -------------

Net Retail Sales                                  $3,047                   --                    --
Operating Profit                                     129                   --                    --
Revenue                                              --                10,325                 9,663
Operating Earnings                                   --                   254                   347
Total Assets                                         --                 6,361                 6,064


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to definitive offering documents, prepared by the issuer, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such offering documents. Any decision to invest in such securities should be made only after reviewing such offering documents. Bear, Stearns & Co. Inc., Banc of America Securities LLC and Prudential Securities Incorporated disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

Home Depot U.S.A., Inc.

One lease, representing 5.93% of the pool, is to Home Depot U.S.A., Inc. ("Home Depot"). Home Depot is the nation's leading retailer in the home improvement industry. Home Depot operates over 800 stores in 44 states, five Canadian provinces and in Puerto Rico and Chile. Home Depot is the primary operating subsidiary of Home Depot, Inc. The long-term obligations of Home Depot, Inc. are rated "AA-" by S&P. Home Depot, Inc.'s stock trades on the NYSE under the symbol "HD." Home Depot's web page is located at http://www.homedepot.com. The following information was obtained from Home Depot, Inc.'s 1998 annual report on Form 10-K for the fiscal year ended January 31, 1999, and Form 10-Q for the three months ended May 2, 1999.

                                            Three Months Ended        Year Ended            Year Ended
Home Depot, Inc. ($ in millions)               May 2, 1999          Jan. 31, 1999          Feb. 1, 1998
--------------------------------               -----------          -------------          ------------


Net Sales                                         $ 8,952               $30,219               $24,156
Net Earnings                                          489                 1,614                 1,160
Total Assets                                       15,199                13,465                11,229
Total Shareholders' Equity                          9,329                 8,740                 7,098


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to definitive offering documents, prepared by the issuer, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such offering documents. Any decision to invest in such securities should be made only after reviewing such offering documents. Bear, Stearns & Co. Inc., Banc of America Securities LLC and Prudential Securities Incorporated disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.